Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	No Outstanding Equity Awards at December 31, 2024. At December 31, 2024, none of our named executive officers held outstanding stock options to purchase shares of our class A common stock (or common stock of our parent companies), or held any equity incentive awards for such shares. We do not have policies or practices on the timing of awards of options in relation to the disclosure of material nonpublic information because we do not award options.
Award Timing Method	We do not have policies or practices on the timing of awards of options in relation to the disclosure of material nonpublic information because we do not award options.
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	We do not have policies or practices on the timing of awards of options in relation to the disclosure of material nonpublic information because we do not award options